                                                                    Exhibit 3.9

                                  AMENDMENT TO
                       PLAN AND AGREEMENT OF CONSOLIDATION

         This Amendment to the Agreement and Plan of Consolidation dated as of June 30, 1997 (the "Consolidation Agreement"), is by and between AquaPro Corporation (the "Company"), Circle Creek Aquaculture V, L.P. (the "Participating Partnership"), and CCA V, Inc. (the "Participating Corporation") hereinafter sometimes together referred to as the "Parties", effective June 30, 1997.

                                   WITNESSETH:

         WHEREAS, the Company desires to consolidate the business of the Participating Partnership with its own pursuant to its acquisition of all of the assets and assumption of all of the liabilities of the Participating Partnership pursuant to a series of transactions (the "Consolidation") as set forth in the Prospectus And Consent Solicitation Statement of the Company, dated May 28, 1997, and any and all supplements or amendments thereto (the "Prospectus"); and

         WHEREAS, the Company and the Participating Partnership have entered into the Consolidation Agreement with the Participating Partnership and the Participating Corporation, which is wholly owned by the Participating Partnership; and

         WHEREAS, the Parties had agreed to the terms and conditions of the Consolidation transactions provided for in the Consolidation Agreement with reference to certain laws of the state of Tennessee and federal securities laws then in effect; and

         WHEREAS, the Parties have determined that, at the time of this Amendment, compliance by the Consolidation with the corporate laws of the state of Tennessee, the federal securities laws and the applicable securities laws of certain states would no longer require the intermediate transfer of the Participating Partnership's assets and liabilities to its Participating Corporation from which such assets would be purchased and such liabilities assumed by the Company and have determined that under the applicable federal and state securities laws and the corporate and partnership laws of the state of Tennessee, the Consolidation can be effected and the limited partners of the Participating Partnership can receive the consideration proposed pursuant to a merger of the Participating Partnership and the parties hereto now desire to amend the Consolidation Agreement to so provide; and

         WHEREAS, the consolidation transactions, including the Consolidation Agreement, have been approved by the Company's shareholders and the required number of limited partners of the Participating Partnership; and

         WHEREAS, the Consolidation Agreement in Article XII, Section 3 thereof, expressly provides that the parties may amend this Agreement in their discretion from time to time, by their mutual agreement, provided that no such amendment shall alter or change the amount or kind of consideration which the shareholders or holders of debt obligations of the Participating Corporation are entitled to receive, or shall alter or change the terms and conditions of the Agreement if such alteration or change would have a material adverse affect on the shareholders or the holders of any debt obligations of the Participating Corporation or the shareholders of the Company; and

         WHEREAS, the Parties now desire to amend the Consolidation Agreement in the manner allowed in Article XII, Section 3 thereof, whereas the transactions constituting the consolidation, as amended, by the parties pursuant hereto are expressly authorized by the Tennessee Business Corporation Act (the "Corporation Act") and the Tennessee Revised Uniform Limited Partnership Act ("RULPA"); and

         WHEREAS, the charter and bylaws of the Company and the Agreement of Limited Partnership of the Participating Partnership permit, and resolutions by the general partners of the Participating Partnership, and the Board of Directors of the Company authorize, this Amendment to the Consolidation Agreement (this "Amendment") and the consummation of the Consolidation;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Consolidation Agreement as follows:

         1. PARTICIPATING CORPORATION NO LONGER A PARTY. The Parties agree that upon the effective date of this Amendment, the Participating Corporation shall no longer be party to the Consolidation Agreement, and the Participating Corporation shall have no further responsibility, duties or liabilities thereunder.

         2. AMENDMENT TO ARTICLES I THROUGH IV, INCLUSIVE.  Article I,
Article II, Article III and Article IV of the Consolidation Agreement are hereby amended and restated in their entirety to read as follows.

                                  ARTICLE I

                                  THE MERGER

         1.01 THE CONSOLIDATION; SURVIVING CORPORATION. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.02 below), the assets and liabilities of the Participating Partnership shall become the assets and liabilities of the Company by purchase, transfer, assignment and assumption pursuant to the Corporation Act and the Participating Partnership shall immediately as of the Effective Time, as defined below, be merged into the Company and the Limited Partner Interests (the "L.P. Units") of each Participating Partnership then outstanding shall thereupon become Units and Notes of the Company, as each is defined herein by reference to the Prospectus, as a result of the Consolidation as provided in Article III below. The Surviving Corporation, as defined below, shall continue to be governed by the Corporation Act.

         1.02 EFFECTIVE TIME. In accordance with the Corporation Act, the Consolidation shall become effective (the "Effective Time") upon the date of the closing of the Consolidation as described herein effective as of June 30, 1997. Any filings or recordings required by Tennessee law in connection with the Consolidation shall also be made and the formal closing of the Consolidation (the "Closing Date") shall occur contemporaneously with or as soon as practical after the Effective Time.

         1.03 EFFECT OF THE CONSOLIDATION. The Consolidation shall have the effects set forth in this Agreement and in the Corporation Act.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

         2.01 SURVIVING CORPORATION. The Surviving Corporation shall be the Company.

         2.02 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Company at the Effective Time.

         2.03 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the Company immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                                   ARTICLE III

               CONSIDERATION FOR PARTICIPATING PARTNERSHIP ASSETS

         3.01 CONSIDERATION PAID BY THE COMPANY. At or as of the Effective Time, the assets and the liabilities of the Participating Partnership shall by the assets and liabilities of Company.

         3.02 CONSIDERATION TO PARTICIPATING PARTNERSHIP AS A RESULT OF THE CONSOLIDATION.

                  (1) Units. Except as provided in subsection 3.02(ii), as of the Effective Time, each L.P. Unit of the Participating Partnership in the Consolidation shall become ten and two hundred ninety-five one thousandths (10.295) Units. No fractional Units shall be issued. Any Limited Partner of a Participating Partnership who would be entitled to a fractional Unit will receive the next whole Unit greater than such fraction. A Unit of the Company shall consist of one share of the Company's no par value Common Stock, one 90-Day $9.50 Series A Preferred Stock Purchase Right, one 12-Month $7.50 Stock Purchase Warrant and one 24-Month $9.50 Stock Purchase Warrant, as each is defined in the Prospectus.

                  (2) Issuance of Notes. As of the Effective Time, each Limited Partner Unit of the Participating Partnership held of record by a holder who does not vote in favor of the Consolidation or who does not otherwise elect to receive Units shall become entitled to receive the Company's unsecured, convertible 7.15% Note due December 31, 2003, as further described in the Prospectus (the "Notes") in a principal amount of forty-six and ninety-four one hundredths dollars ($46.94).

         3.04 ISSUANCE OF CERTIFICATE FOR UNITS AND NOTES. Upon or as soon as practicable after the Effective Time, the Company shall distribute in accordance with this Agreement to the holders of the L.P. Units of each Participating Partnership the Unit Certificates and 7.15% Notes to which they are entitled pursuant hereto.

                                   ARTICLE IV

                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

         4.01 TRANSFER, CONVEYANCE AND ASSUMPTION. At the Effective Time, the Company shall continue its existence as the Surviving Corporation, and by conveyance, transfer and assumption, succeed to and possess all the rights, privileges and powers of the Participating Partnership, and all the assets and property of whatever nature and character of the Participating Partnership shall vest in the Company; thereafter the Company shall be liable for all of the liabilities and obligations of the Participating Partnership, and any claim or judgment against the Participating Partnership may be enforced against the Company. The Company and such Participating Partnership shall execute such documents as either of them shall deem necessary to effect the foregoing.

         4.02 CONSISTENT INTERPRETATION. The parties agree that the Articles of the Consolidation Agreement not expressly amended by the foregoing, to the extent that they may be inconsistent with the foregoing amendments, shall be interpreted and enforced in a manner that is consistent with Article I, Article II, Article III, and Article IV as herein amended. The parties agree to execute such additional instruments and to take such further action as may be judged necessary or appropriate by any of them in order to implement the transactions provided for in the Consolidation Agreement as amended.

         4.03 FURTHER ASSURANCES. If at any time the Company shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record its title to any property or right of the Participating Partnership or otherwise to carry out the provisions hereof, the proper representatives of the Participating Partnership as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in the Company and otherwise to carry out the provisions hereof.

         4.04 NO IMPLIED CHANGES. Except as expressly provided for above, there shall be no other changes in the terms and conditions of the Consolidation Agreement by this Amendment.

         4.05 COUNTERPARTS. This Amendment may be executed in two or more counterparts, which counterpart agreement shall together constitute a single original agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by an officer duly authorized to do so, all as of the date and year first above written.


"THE COMPANY"                                    "THE PARTICIPATING
                                                  PARTNERSHIP"
AQUAPRO CORPORATION,

A TENNESSEE CORPORATION                       CIRCLE CREEK AQUACULTURE V, L.P.


By: /s/ George S. Hastings, Jr.               By: /s/ George S. Hastings
    ------------------------------------          -----------------------------
    George S. Hastings, Jr., President            George S. Hastings, Jr.,
                                               General Partner


By: /s/ Patricia G. Hastings                  "THE PARTICIPATING CORPORATION"
    ------------------------------------
    Patricia G. Hastings, Secretary
                                              CCA V. INC.
                                              A TENNESSEE CORPORATION

                                              By: /s/ George S. Hastings, Jr.
                                                  -----------------------------
                                                  George S. Hastings, Jr.,
                                               President

                                              By: /s/ Patricia G. Hastings
                                                  -----------------------------
                                                  Patricia G. Hastings,
                                               Secretary

                                  AMENDMENT TO
                       PLAN AND AGREEMENT OF CONSOLIDATION

         This Amendment to the Agreement and Plan of Consolidation dated as of June 30, 1997 (the "Consolidation Agreement"), is by and between AquaPro Corporation (the "Company"), Circle Creek Aquaculture VI, L.P. (the "Participating Partnership"), and CCA VI, Inc. (the "Participating Corporation") hereinafter sometimes together referred to as the "Parties", effective June 30, 1997.

                                   WITNESSETH:

         WHEREAS, the Company desires to consolidate the business of the Participating Partnership with its own pursuant to its acquisition of all of the assets and assumption of all of the liabilities of the Participating Partnership pursuant to a series of transactions (the "Consolidation") as set forth in the Prospectus And Consent Solicitation Statement of the Company, dated May 28, 1997, and any and all supplements or amendments thereto (the "Prospectus"); and

         WHEREAS, the Company and the Participating Partnership have entered into the Consolidation Agreement with the Participating Partnership and the Participating Corporation, which is wholly owned by the Participating Partnership; and

         WHEREAS, the Parties had agreed to the terms and conditions of the Consolidation transactions provided for in the Consolidation Agreement with reference to certain laws of the state of Tennessee and federal securities laws then in effect; and

         WHEREAS, the Parties have determined that, at the time of this Amendment, compliance by the Consolidation with the corporate laws of the state of Tennessee, the federal securities laws and the applicable securities laws of certain states would no longer require the intermediate transfer of the Participating Partnership's assets and liabilities to its Participating Corporation from which such assets would be purchased and such liabilities assumed by the Company and have determined that under the applicable federal and state securities laws and the corporate and partnership laws of the state of Tennessee, the Consolidation can be effected and the limited partners of the Participating Partnership can receive the consideration proposed pursuant to a merger of the Participating Partnership and the parties hereto now desire to amend the Consolidation Agreement to so provide; and

         WHEREAS, the consolidation transactions, including the Consolidation Agreement, have been approved by the Company's shareholders and the required number of limited partners of the Participating Partnership; and

         WHEREAS, the Consolidation Agreement in Article XII, Section 3 thereof, expressly provides that the parties may amend this Agreement in their discretion from time to time, by their mutual agreement, provided that no such amendment shall alter or change the amount or kind of consideration which the shareholders or holders of debt obligations of the Participating Corporation are entitled to receive, or shall alter or change the terms and conditions of the Agreement if such alteration or change would have a material adverse affect on the shareholders or the holders of any debt obligations of the Participating Corporation or the shareholders of the Company; and

         WHEREAS, the Parties now desire to amend the Consolidation Agreement in the manner allowed in Article XII, Section 3 thereof, whereas the transactions constituting the consolidation, as amended, by the parties pursuant hereto are expressly authorized by the Tennessee Business Corporation Act (the "Corporation Act") and the Tennessee Revised Uniform Limited Partnership Act ("RULPA"); and

         WHEREAS, the charter and bylaws of the Company and the Agreement of Limited Partnership of the Participating Partnership permit, and resolutions by the general partners of the Participating Partnership, and the Board of Directors of the Company authorize, this Amendment to the Consolidation Agreement (this "Amendment") and the consummation of the Consolidation;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Consolidation Agreement as follows:

         1. PARTICIPATING CORPORATION NO LONGER A PARTY. The Parties agree that upon the effective date of this Amendment, the Participating Corporation shall no longer be party to the Consolidation Agreement, and the Participating Corporation shall have no further responsibility, duties or liabilities thereunder.

         2. AMENDMENT TO ARTICLES I THROUGH IV, INCLUSIVE. Article I, Article II, Article III and Article IV of the Consolidation Agreement are hereby amended and restated in their entirety to read as follows.

                                    ARTICLE I

                                   THE MERGER

         1.01 THE CONSOLIDATION; SURVIVING CORPORATION. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.02 below), the assets and liabilities of the Participating Partnership shall become the assets and liabilities of the Company by purchase, transfer, assignment and assumption pursuant to the Corporation Act and the Participating Partnership shall immediately as of the Effective Time, as defined below, be merged into the Company and the Limited Partner Interests (the "L.P. Units") of each Participating Partnership then outstanding shall thereupon become Units and Notes of the Company, as each is defined herein by reference to the Prospectus, as a result of the Consolidation as provided in Article III below. The Surviving Corporation, as defined below, shall continue to be governed by the Corporation Act.

         1.02 EFFECTIVE TIME. In accordance with the Corporation Act, the Consolidation shall become effective (the "Effective Time") upon the date of the closing of the Consolidation as described herein effective as of June 30, 1997. Any filings or recordings required by Tennessee law in connection with the Consolidation shall also be made and the formal closing of the Consolidation (the "Closing Date") shall occur contemporaneously with or as soon as practical after the Effective Time.

         1.03 EFFECT OF THE CONSOLIDATION. The Consolidation shall have the effects set forth in this Agreement and in the Corporation Act.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

         2.01 SURVIVING CORPORATION. The Surviving Corporation shall be the Company.

         2.02 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Company at the Effective Time.

         2.03 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the Company immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                                   ARTICLE III

               CONSIDERATION FOR PARTICIPATING PARTNERSHIP ASSETS

         3.01 CONSIDERATION PAID BY THE COMPANY. At or as of the Effective Time, the assets and the liabilities of the Participating Partnership shall by the assets and liabilities of Company.

         3.02 CONSIDERATION TO PARTICIPATING PARTNERSHIP AS A RESULT OF THE CONSOLIDATION.

                  (1) Units. Except as provided in subsection 3.02(ii), as of the Effective Time, each L.P. Unit of the Participating Partnership in the Consolidation shall become fifteen and seventy-nine one thousandths (15.79) Units. No fractional Units shall be issued. Any Limited Partner of a Participating Partnership who would be entitled to a fractional Unit will receive the next whole Unit greater than such fraction. A Unit of the Company shall consist of one share of the Company's no par value Common Stock, one 90-Day $9.50 Series A Preferred Stock Purchase Right, one 12-Month $7.50 Stock Purchase Warrant and one 24-Month $9.50 Stock Purchase Warrant, as each is defined in the Prospectus.

                  (2) Issuance of Notes. As of the Effective Time, each Limited Partner Unit of the Participating Partnership held of record by a holder who does not vote in favor of the Consolidation or who does not otherwise elect to receive Units shall become entitled to receive the Company's unsecured, convertible 7.15% Note due December 31, 2003, as further described in the Prospectus (the "Notes") in a principal amount of seventy-two dollars ($72.00).

         3.04 ISSUANCE OF CERTIFICATE FOR UNITS AND NOTES. Upon or as soon as practicable after the Effective Time, the Company shall distribute in accordance with this Agreement to the holders of the L.P. Units of each Participating Partnership the Unit Certificates and 7.15% Notes to which they are entitled pursuant hereto.

                                   ARTICLE IV

                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

         4.01 TRANSFER, CONVEYANCE AND ASSUMPTION. At the Effective Time, the Company shall continue its existence as the Surviving

Corporation, and by conveyance, transfer and assumption, succeed to and possess all the rights, privileges and powers of the Participating Partnership, and all the assets and property of whatever nature and character of the Participating Partnership shall vest in the Company; thereafter the Company shall be liable for all of the liabilities and obligations of the Participating Partnership, and any claim or judgment against the Participating Partnership may be enforced against the Company. The Company and such Participating Partnership shall execute such documents as either of them shall deem necessary to effect the foregoing.

         4.02 CONSISTENT INTERPRETATION. The parties agree that the Articles of the Consolidation Agreement not expressly amended by the foregoing, to the extent that they may be inconsistent with the foregoing amendments, shall be interpreted and enforced in a manner that is consistent with Article I, Article II, Article III, and Article IV as herein amended. The parties agree to execute such additional instruments and to take such further action as may be judged necessary or appropriate by any of them in order to implement the transactions provided for in the Consolidation Agreement as amended.

         4.03 FURTHER ASSURANCES. If at any time the Company shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record its title to any property or right of the Participating Partnership or otherwise to carry out the provisions hereof, the proper representatives of the Participating Partnership as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in the Company and otherwise to carry out the provisions hereof.

         4.04 NO IMPLIED CHANGES. Except as expressly provided for above, there shall be no other changes in the terms and conditions of the Consolidation Agreement by this Amendment.

         4.05 COUNTERPARTS. This Amendment may be executed in two or more counterparts, which counterpart agreement shall together constitute a single original agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by an officer duly authorized to do so, all as of the date and year first above written.


"THE COMPANY"                                "THE PARTICIPATING PARTNERSHIP"

AQUAPRO CORPORATION,
A TENNESSEE CORPORATION                      CIRCLE CREEK AQUACULTURE VI, L.P.

By: /s/ George S. Hastings, Jr.
    -------------------------------------      By: /s/ George S. Hastings, Jr.
    George S. Hastings, Jr., President              ---------------------------
                                                    George S. Hastings, Jr.,
                                                General Partner

By: /s/ Patricia G. Hastings                   "THE PARTICIPATING CORPORATION"
    -------------------------------------
    Patricia G. Hastings, Secretary            CCA VI, INC.
                                               A TENNESSEE CORPORATION



                                               By: /s/ George S. Hastings, Jr.
                                                   ----------------------------
                                                   George S. Hastings, Jr.,
                                                President

                                               By: /s/ Patricia G. Hastings
                                                   ----------------------------
                                                   Patricia G. Hastings,
                                                Secretary

                                  AMENDMENT TO
                       PLAN AND AGREEMENT OF CONSOLIDATION

         This Amendment to the Agreement and Plan of Consolidation dated as of June 30, 1997 (the "Consolidation Agreement"), is by and between AquaPro Corporation (the "Company"), Circle Creek Aquaculture VII, L.P. (the "Participating Partnership"), and CCA VII, Inc. (the "Participating Corporation") hereinafter sometimes together referred to as the "Parties", effective June 30, 1997.

                                   WITNESSETH:

         WHEREAS, the Company desires to consolidate the business of the Participating Partnership with its own pursuant to its acquisition of all of the assets and assumption of all of the liabilities of the Participating Partnership pursuant to a series of transactions (the "Consolidation") as set forth in the Prospectus And Consent Solicitation Statement of the Company, dated May 28, 1997, and any and all supplements or amendments thereto (the "Prospectus"); and

         WHEREAS, the Company and the Participating Partnership have entered into the Consolidation Agreement with the Participating Partnership and the Participating Corporation, which is wholly owned by the Participating Partnership; and

         WHEREAS, the Parties had agreed to the terms and conditions of the Consolidation transactions provided for in the Consolidation Agreement with reference to certain laws of the state of Tennessee and federal securities laws then in effect; and

         WHEREAS, the Parties have determined that, at the time of this Amendment, compliance by the Consolidation with the corporate laws of the state of Tennessee, the federal securities laws and the applicable securities laws of certain states would no longer require the intermediate transfer of the Participating Partnership's assets and liabilities to its Participating Corporation from which such assets would be purchased and such liabilities assumed by the Company and have determined that under the applicable federal and state securities laws and the corporate and partnership laws of the state of Tennessee, the Consolidation can be effected and the limited partners of the Participating Partnership can receive the consideration proposed pursuant to a merger of the Participating Partnership and the parties hereto now desire to amend the Consolidation Agreement to so provide; and

         WHEREAS, the consolidation transactions, including the Consolidation Agreement, have been approved by the Company's shareholders and the required number of limited partners of the Participating Partnership; and

         WHEREAS, the Consolidation Agreement in Article XII, Section 3 thereof, expressly provides that the parties may amend this Agreement in their discretion from time to time, by their mutual agreement, provided that no such amendment shall alter or change the amount or kind of consideration which the shareholders or holders of debt obligations of the Participating Corporation are entitled to receive, or shall alter or change the terms and conditions of the Agreement if such alteration or change would have a material adverse affect on the shareholders or the holders of any debt obligations of the Participating Corporation or the shareholders of the Company; and

         WHEREAS, the Parties now desire to amend the Consolidation Agreement in the manner allowed in Article XII, Section 3 thereof, whereas the transactions constituting the consolidation, as amended, by the parties pursuant hereto are expressly authorized by the Tennessee Business Corporation Act (the "Corporation Act") and the Tennessee Revised Uniform Limited Partnership Act ("RULPA"); and

         WHEREAS, the charter and bylaws of the Company and the Agreement of Limited Partnership of the Participating Partnership permit, and resolutions by the general partners of the Participating Partnership, and the Board of Directors of the Company authorize, this Amendment to the Consolidation Agreement (this "Amendment") and the consummation of the Consolidation;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Consolidation Agreement as follows:

         1. PARTICIPATING CORPORATION NO LONGER A PARTY. The Parties agree that upon the effective date of this Amendment, the Participating Corporation shall no longer be party to the Consolidation Agreement, and the Participating Corporation shall have no further responsibility, duties or liabilities thereunder.

         2. AMENDMENT TO ARTICLES I THROUGH IV, INCLUSIVE. Article I, Article II, Article III and Article IV of the Consolidation Agreement are hereby amended and restated in their entirety to read as follows.

                                    ARTICLE I

                                   THE MERGER

         1.01 THE CONSOLIDATION; SURVIVING CORPORATION. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.02 below), the assets and liabilities of the Participating Partnership shall become the assets and liabilities of the Company by purchase, transfer, assignment and assumption pursuant to the Corporation Act and the Participating Partnership shall immediately as of the Effective Time, as defined below, be merged into the Company and the Limited Partner Interests (the "L.P. Units") of each Participating Partnership then outstanding shall thereupon become Units and Notes of the Company, as each is defined herein by reference to the Prospectus, as a result of the Consolidation as provided in Article III below. The Surviving Corporation, as defined below, shall continue to be governed by the Corporation Act.

         1.02 EFFECTIVE TIME. In accordance with the Corporation Act, the Consolidation shall become effective (the "Effective Time") upon the date of the closing of the Consolidation as described herein effective as of June 30, 1997. Any filings or recordings required by Tennessee law in connection with the Consolidation shall also be made and the formal closing of the Consolidation (the "Closing Date") shall occur contemporaneously with or as soon as practical after the Effective Time.

         1.03 EFFECT OF THE CONSOLIDATION. The Consolidation shall have the effects set forth in this Agreement and in the Corporation Act.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

         2.01 SURVIVING CORPORATION. The Surviving Corporation shall be the Company.

         2.02 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Company at the Effective Time.

         2.03 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the Company immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                                   ARTICLE III

               CONSIDERATION FOR PARTICIPATING PARTNERSHIP ASSETS

         3.01 CONSIDERATION PAID BY THE COMPANY. At or as of the Effective Time, the assets and the liabilities of the Participating Partnership shall by the assets and liabilities of Company.

         3.02 CONSIDERATION TO PARTICIPATING PARTNERSHIP AS A RESULT OF THE CONSOLIDATION.

                  (1) Units. Except as provided in subsection 3.02(ii), as of the Effective Time, each L.P. Unit of the Participating Partnership in the Consolidation shall become ten and three hundred twenty-five one thousandths (10.325) Units. No fractional Units shall be issued. Any Limited Partner of a Participating Partnership who would be entitled to a fractional Unit will receive the next whole Unit greater than such fraction. A Unit of the Company shall consist of one share of the Company's no par value Common Stock, one 90-Day $9.50 Series A Preferred Stock Purchase Right, one 12-Month $7.50 Stock Purchase Warrant and one 24-Month $9.50 Stock Purchase Warrant, as each is defined in the Prospectus.

                  (2) Issuance of Notes. As of the Effective Time, each Limited Partner Unit of the Participating Partnership held of record by a holder who does not vote in favor of the Consolidation or who does not otherwise elect to receive Units shall become entitled to receive the Company's unsecured, convertible 7.15% Note due December 31, 2003, as further described in the Prospectus (the "Notes") in a principal amount of forty-seven and eight one hundredths dollars ($47.08).

         3.04 ISSUANCE OF CERTIFICATE FOR UNITS AND NOTES. Upon or as soon as practicable after the Effective Time, the Company shall distribute in accordance with this Agreement to the holders of the L.P. Units of each Participating Partnership the Unit Certificates and 7.15% Notes to which they are entitled pursuant hereto.

                                   ARTICLE IV

                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

         4.01 TRANSFER, CONVEYANCE AND ASSUMPTION. At the Effective Time, the Company shall continue its existence as the Surviving

Corporation, and by conveyance, transfer and assumption, succeed to and possess all the rights, privileges and powers of the Participating Partnership, and all the assets and property of whatever nature and character of the Participating Partnership shall vest in the Company; thereafter the Company shall be liable for all of the liabilities and obligations of the Participating Partnership, and any claim or judgment against the Participating Partnership may be enforced against the Company. The Company and such Participating Partnership shall execute such documents as either of them shall deem necessary to effect the foregoing.

         4.02 CONSISTENT INTERPRETATION. The parties agree that the Articles of the Consolidation Agreement not expressly amended by the foregoing, to the extent that they may be inconsistent with the foregoing amendments, shall be interpreted and enforced in a manner that is consistent with Article I, Article II, Article III, and Article IV as herein amended. The parties agree to execute such additional instruments and to take such further action as may be judged necessary or appropriate by any of them in order to implement the transactions provided for in the Consolidation Agreement as amended.

         4.03 FURTHER ASSURANCES. If at any time the Company shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record its title to any property or right of the Participating Partnership or otherwise to carry out the provisions hereof, the proper representatives of the Participating Partnership as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in the Company and otherwise to carry out the provisions hereof.

         4.04 NO IMPLIED CHANGES. Except as expressly provided for above, there shall be no other changes in the terms and conditions of the Consolidation Agreement by this Amendment.

         4.05 COUNTERPARTS. This Amendment may be executed in two or more counterparts, which counterpart agreement shall together constitute a single original agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by an officer duly authorized to do so, all as of the date and year first above written.


"THE COMPANY"                                "THE PARTICIPATING PARTNERSHIP"

AQUAPRO CORPORATION,
A TENNESSEE CORPORATION                      CIRCLE CREEK AQUACULTURE VII, L.P.

By: /s/ George S. Hastings, Jr.
    -----------------------------------        By: /s/ George S. Hastings, Jr.
    George S. Hastings, Jr., President             ----------------------------
                                                    George S. Hastings, Jr.,
                                                General Partner


By: /s/ Patricia G. Hastings                   "THE PARTICIPATING CORPORATION"
    -----------------------------------
    Patricia G. Hastings, Secretary            CCA VII, INC.
                                               A TENNESSEE CORPORATION


                                               By: /s/ George S. Hastings, Jr.
                                                   ----------------------------
                                                   George S. Hastings, Jr.,
                                                President

                                               By: /s/ Patricia G. Hastings
                                                  -----------------------------
                                                  Patricia G. Hastings,
                                                Secretary

                                  AMENDMENT TO
                       PLAN AND AGREEMENT OF CONSOLIDATION

         This Amendment to the Agreement and Plan of Consolidation dated as of June 30, 1997 (the "Consolidation Agreement"), is by and between AquaPro Corporation (the "Company"), Circle Creek Aquaculture VIII, L.P. (the "Participating Partnership"), and CCA VIII, Inc. (the "Participating Corporation") hereinafter sometimes together referred to as the "Parties", effective June 30, 1997.

                                   WITNESSETH:

         WHEREAS, the Company desires to consolidate the business of the Participating Partnership with its own pursuant to its acquisition of all of the assets and assumption of all of the liabilities of the Participating Partnership pursuant to a series of transactions (the "Consolidation") as set forth in the Prospectus And Consent Solicitation Statement of the Company, dated May 28, 1997, and any and all supplements or amendments thereto (the "Prospectus"); and

         WHEREAS, the Company and the Participating Partnership have entered into the Consolidation Agreement with the Participating Partnership and the Participating Corporation, which is wholly owned by the Participating Partnership; and

         WHEREAS, the Parties had agreed to the terms and conditions of the Consolidation transactions provided for in the Consolidation Agreement with reference to certain laws of the state of Tennessee and federal securities laws then in effect; and

         WHEREAS, the Parties have determined that, at the time of this Amendment, compliance by the Consolidation with the corporate laws of the state of Tennessee, the federal securities laws and the applicable securities laws of certain states would no longer require the intermediate transfer of the Participating Partnership's assets and liabilities to its Participating Corporation from which such assets would be purchased and such liabilities assumed by the Company and have determined that under the applicable federal and state securities laws and the corporate and partnership laws of the state of Tennessee, the Consolidation can be effected and the limited partners of the Participating Partnership can receive the consideration proposed pursuant to a merger of the Participating Partnership and the parties hereto now desire to amend the Consolidation Agreement to so provide; and

         WHEREAS, the consolidation transactions, including the Consolidation Agreement, have been approved by the Company's shareholders and the required number of limited partners of the Participating Partnership; and

         WHEREAS, the Consolidation Agreement in Article XII, Section 3 thereof, expressly provides that the parties may amend this Agreement in their discretion from time to time, by their mutual agreement, provided that no such amendment shall alter or change the amount or kind of consideration which the shareholders or holders of debt obligations of the Participating Corporation are entitled to receive, or shall alter or change the terms and conditions of the Agreement if such alteration or change would have a material adverse affect on the shareholders or the holders of any debt obligations of the Participating Corporation or the shareholders of the Company; and

         WHEREAS, the Parties now desire to amend the Consolidation Agreement in the manner allowed in Article XII, Section 3 thereof, whereas the transactions constituting the consolidation, as amended, by the parties pursuant hereto are expressly authorized by the Tennessee Business Corporation Act (the "Corporation Act") and the Tennessee Revised Uniform Limited Partnership Act ("RULPA"); and

         WHEREAS, the charter and bylaws of the Company and the Agreement of Limited Partnership of the Participating Partnership permit, and resolutions by the general partners of the Participating Partnership, and the Board of Directors of the Company authorize, this Amendment to the Consolidation Agreement (this "Amendment") and the consummation of the Consolidation;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Consolidation Agreement as follows:

         1. PARTICIPATING CORPORATION NO LONGER A PARTY. The Parties agree that upon the effective date of this Amendment, the Participating Corporation shall no longer be party to the Consolidation Agreement, and the Participating Corporation shall have no further responsibility, duties or liabilities thereunder.

         2. AMENDMENT TO ARTICLES I THROUGH IV, INCLUSIVE. Article I, Article II, Article III and Article IV of the Consolidation Agreement are hereby amended and restated in their entirety to read as follows.

                                   ARTICLE I

                                   THE MERGER

         1.01 THE CONSOLIDATION; SURVIVING CORPORATION. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.02 below), the assets and liabilities of the Participating Partnership shall become the assets and liabilities of the Company by purchase, transfer, assignment and assumption pursuant to the Corporation Act and the Participating Partnership shall immediately as of the Effective Time, as defined below, be merged into the Company and the Limited Partner Interests (the "L.P. Units") of each Participating Partnership then outstanding shall thereupon become Units and Notes of the Company, as each is defined herein by reference to the Prospectus, as a result of the Consolidation as provided in Article III below. The Surviving Corporation, as defined below, shall continue to be governed by the Corporation Act.

         1.02 EFFECTIVE TIME. In accordance with the Corporation Act, the Consolidation shall become effective (the "Effective Time") upon the date of the closing of the Consolidation as described herein effective as of June 30, 1997. Any filings or recordings required by Tennessee law in connection with the Consolidation shall also be made and the formal closing of the Consolidation (the "Closing Date") shall occur contemporaneously with or as soon as practical after the Effective Time.

         1.03 EFFECT OF THE CONSOLIDATION. The Consolidation shall have the effects set forth in this Agreement and in the Corporation Act.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

         2.01 SURVIVING CORPORATION. The Surviving Corporation shall be the Company.

         2.02 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Company at the Effective Time.

         2.03 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the Company immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                                   ARTICLE III

               CONSIDERATION FOR PARTICIPATING PARTNERSHIP ASSETS

         3.01 CONSIDERATION PAID BY THE COMPANY. At or as of the Effective Time, the assets and the liabilities of the Participating Partnership shall by the assets and liabilities of Company.

         3.02 CONSIDERATION TO PARTICIPATING PARTNERSHIP AS A RESULT OF THE CONSOLIDATION.

                  (1) Units. Except as provided in subsection 3.02(ii), as of the Effective Time, each L.P. Unit of the Participating Partnership in the Consolidation shall become eleven and nine hundred fourteen one thousandths (11.914) Units. No fractional Units shall be issued. Any Limited Partner of a Participating Partnership who would be entitled to a fractional Unit will receive the next whole Unit greater than such fraction. A Unit of the Company shall consist of one share of the Company's no par value Common Stock, one 90-Day $9.50 Series A Preferred Stock Purchase Right, one 12-Month $7.50 Stock Purchase Warrant and one 24-Month $9.50 Stock Purchase Warrant, as each is defined in the Prospectus.

                  (2) Issuance of Notes. As of the Effective Time, each Limited Partner Unit of the Participating Partnership held of record by a holder who does not vote in favor of the Consolidation or who does not otherwise elect to receive Units shall become entitled to receive the Company's unsecured, convertible 7.15% Note due December 31, 2003, as further described in the Prospectus (the "Notes") in a principal amount of fifty-four and thirty-two one hundredths dollars ($54.32).

         3.04 ISSUANCE OF CERTIFICATE FOR UNITS AND NOTES. Upon or as soon as practicable after the Effective Time, the Company shall distribute in accordance with this Agreement to the holders of the L.P. Units of each Participating Partnership the Unit Certificates and 7.15% Notes to which they are entitled pursuant hereto.

                                   ARTICLE IV

                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

         4.01 TRANSFER, CONVEYANCE AND ASSUMPTION. At the Effective Time, the Company shall continue its existence as the Surviving Corporation, and by conveyance, transfer and assumption, succeed to and possess all the rights, privileges and powers of the Participating Partnership, and all the assets and property of whatever nature and character of the Participating Partnership shall vest in the Company; thereafter the Company shall be liable for all of the liabilities and obligations of the Participating Partnership, and any claim or judgment against the Participating Partnership may be enforced against the Company. The Company and such Participating Partnership shall execute such documents as either of them shall deem necessary to effect the foregoing.

         4.02 CONSISTENT INTERPRETATION. The parties agree that the Articles of the Consolidation Agreement not expressly amended by the foregoing, to the extent that they may be inconsistent with the foregoing amendments, shall be interpreted and enforced in a manner that is consistent with Article I, Article II, Article III, and Article IV as herein amended. The parties agree to execute such additional instruments and to take such further action as may be judged necessary or appropriate by any of them in order to implement the transactions provided for in the Consolidation Agreement as amended.

         4.03 FURTHER ASSURANCES. If at any time the Company shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record its title to any property or right of the Participating Partnership or otherwise to carry out the provisions hereof, the proper representatives of the Participating Partnership as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in the Company and otherwise to carry out the provisions hereof.

         4.04 NO IMPLIED CHANGES. Except as expressly provided for above, there shall be no other changes in the terms and conditions of the Consolidation Agreement by this Amendment.

         4.05 COUNTERPARTS. This Amendment may be executed in two or more counterparts, which counterpart agreement shall together constitute a single original agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by an officer duly authorized to do so, all as of the date and year first above written.


"THE COMPANY"                             "THE PARTICIPATING PARTNERSHIP"

AQUAPRO CORPORATION,                      CIRCLE CREEK AQUACULTURE VIII, L.P.

A TENNESSEE CORPORATION


By: /s/ George S. Hastings, Jr.              By: /s/ George S. Hastings, Jr.
    ----------------------------------          -------------------------------
    George S. Hastings, Jr., President          George S. Hastings, Jr.,
                                                General Partner


                                             "THE PARTICIPATING CORPORATION"
By: /s/ Patricia G. Hastings
     ----------------------------------
     Patricia G. Hastings, Secretary         CCA VIII, INC.
                                             A TENNESSEE CORPORATION


                                             By: /s/ George S. Hastings, Jr.
                                                -------------------------------
                                                George S. Hastings, Jr.,
                                                President

                                             By: /s/ Patricia G. Hastings
                                                -------------------------------
                                                Patricia G. Hastings,
                                                Secretary